UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2021

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 3, 2021, Spectrum Brands Holdings, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to de-classify the Company’s Board of Directors (the “Charter Amendment”). The Company’s Amended and Restated Certificate of Incorporation previously provided for the Board to be divided into three classes, with each class serving a staggered three year term.
The Charter Amendment was previously approved by the Board of Directors (the “Board”) of the Company, subject to shareholder approval, and was approved by the Company’s shareholders at its 2021 Annual Meeting of shareholders (the “Annual Meeting”), as further described in Item 5.07 below. Following such approvals, the Charter Amendment became effective upon the filing of the Charter Amendment with the Secretary of the State of the State of Delaware on August 3, 2021.
As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s stockholders at the Annual Meeting held on August 3, 2021. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on August 3, 2021. A total of 39,339,269 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), were present in person or represented by proxy at the Annual Meeting, representing 92.28% of the Company’s outstanding Common Stock as of June 15, 2021, the record date.
The Company is pleased to have had a significant percentage of its outstanding shares of Common Stock participate in the Annual Meeting and vote in favor of each proposal presented for consideration. The final results for the votes regarding each proposal are set forth below, including the approval percentage for each proposal, represented as a percentage of total votes cast for each such proposal:
Proposal 1. The Company’s stockholders elected each of the following persons as Class III directors of the Company for a term of three years and until his successor is elected and qualified. The votes regarding this proposal were as follows:

Name	For	Against	Abstain	Broker Non-Votes	Approval Percentage
David M. Maura	35,843,588	1,297,090	95,559	2,103,032	96.50%
Terry L. Polistina	35,161,975	2,067,351	6,911	2,103,032	95.03%
Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
39,158,104	176,596	4,569	0	99.54%
Proposal 3. The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
36,076,089	1,144,415	15,733	2,103,032	97.05%
Proposal 4. The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to de-classify the Board of Directors. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage
37,198,584	28,547	9,106	2,103,032	99.90%

Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, filed with the Secretary of State of the State of Delaware on August 3, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2021
SPECTRUM BRANDS HOLDINGS, INC.
SB/RH HOLDINGS, LLC

	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, General Counsel and Corporate Secretary
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